SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                October 15, 2002
                     ---------------------------------------

                        Date of Report (date of earliest
                                 event reported)


                         Oil-Dri Corporation of America
                     ---------------------------------------
                      Exact name of registrant as specified
                                 in its charter


                                    Delaware
                     ---------------------------------------
                              (State or other jurisdiction of
                                 incorporation)


                   0-8675                        36-2048898
       -------------------------------   --------------------------
            Commission File Number              (IRS Employer
                                             Identification No.)


          410 North Michigan Avenue
              Chicago, Illinois                     60611
       -------------------------------   --------------------------
            (Address of principal                (Zip Code)
              executive offices)


                                  312-321-1515
                         -----------------------------
                             (Registrant's telephone
                                     number)

Item 9.  Regulation FD Disclosure

      All of the information in this Form 8-K is being furnished pursuant to
Item 9 of Form 8-K. In accordance with General Instructions B.2 to Form 8-K, the information in this Form 8-K shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. Moreover, the information in Item 9 of this Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933.

      The Registrant's Annual Report on Form 10-K for the period ended July 31, 2002 filed with the Securities and Exchange Commission on October 15, 2002, was accompanied by the following certifications furnished solely pursuant to 18 U.S.C. Section 1350:



                                 CERTIFICATION


Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Oil-Dri Corporation of America (the "Company") hereby certifies that the Company's Annual Report on Form 10-K for the period ended July 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


October 15, 2002
--------------------------------------
Date

/s/ Daniel S. Jaffee
--------------------------------------
By

Daniel S. Jaffee
--------------------------------------
Name

President and Chief Executive Officer
--------------------------------------
Title

                                 CERTIFICATION


Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Oil-Dri Corporation of America (the "Company") hereby certifies that the Company's Annual Report on Form 10-K for the period ended July 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


October 15, 2002
--------------------------------------
Date

/s/ Jeffrey M. Libert
--------------------------------------
By

Jeffrey M. Libert
--------------------------------------
Name

Vice President and Chief Financial
Officer
--------------------------------------
Title

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Oil-Dri Corporation of America


                              /s/ Daniel S. Jaffee
                              ----------------------------------
                              Daniel S. Jaffee
                              President and Chief Executive
                              Officer

                              10/15/02
                              ----------------------------------
                              Date